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                             CONSENT OF ERNST & YOUNG LLP
                                 INDEPENDENT AUDITORS



         We consent to the incorporation by reference in this Registration Statement of our report dated January 22, 1996 with respect to the consolidated financial statements of Bancorp Hawaii, Inc. and subsidiaries, included in its Annual Report (Form 10-K) for the year ended December 31, 1995.



                                         ERNST & YOUNG LLP


Honolulu, Hawaii
April 23, 1996


                                   Exhibit (23(a))